Amendment to
                             Employment Agreement


         SECOND AMENDMENT dated as of August 1, 1996 to Employment Agreement dated as of July 1, 1995, as amended (the "Parent Employment Agreement"), between Mafco Consolidated Group Inc., a Delaware Corporation (the "Company") and Theo W. Folz (the "Executive").

         WHEREAS, on the date hereof Consolidated Cigar Corporation ("Cigar"), a subsidiary of the Company, assumed from the Company seventy percent (70%) of the Company's obligation to pay to the Executive Base Salary and fringe benefits under the Parent Employment Agreement and that portion of the Executive's performance bonus under the Parent Employment Agreement which equals Cigar's contribution to the performance target described therein (such assumed obligations hereinafter, collectively, the "Cigar Compensation Obligations");

         WHEREAS, as part of Cigar's assumption of the Cigar Compensation Obligations, Cigar and the Executive entered into an employment agreement dated as of the date hereof (the "Cigar Employment Agreement");

         WHEREAS, the Company and the Executive desire to amend the Parent Employment agreement to reflect Cigar's assumption of the Cigar Compensation Obligations.

         NOW THEREFORE, the parties agree as follows:

         1. Section 3.1 is hereby amended to provide that Base Salary shall be at an annual rate of not less than $330,000.

         2. Section 3.2 is hereby amended by (i) deleting therefrom any reference to Cigar, so that the performance bonus calculated pursuant to
Section 3.2 for calendar year 1996 and thereafter shall be determined solely by reference to EBITDA of Flavors and (ii) restating the table therein set forth to read in its entirety as follows:

             Percentage of                                Percentage of
         EBITDA in Business Plan                           Base Salary
         -----------------------                           -----------
                   80%                                         60%
                   85                                          75
                   90                                          90
                   95                                         100
                  100                                         105
                  105                                         110
                  110                                         125
                  115                                         150





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         3.   Section 3.5 is hereby deleted in its entirety.

         4.   Section 4.2 is hereby amended by deleting therefrom clause
(iii), beginning with the words "...for the shorter of" and ending with the words "as applicable, generally."

         5.   Section 4.4 is hereby amended by deleting therefrom clause
(iii), beginning with the words "fringe benefits" and ending with the words "specified in Section 3.5".

         6. The parties agree that except as expressly amended hereby, the Agreement as amended hereby shall be in full force and effect.


         IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date first above written.



                                       MAFCO CONSOLIDATED GROUP INC.



                                       By: /s/ Howard Gittis
                                          -----------------------------------
                                          Howard Gittis
                                          Vice Chairman



                                        /s/ Theo W. Folz
                                       --------------------------------------
                                       Theo W. Folz